                         VAN KAMPEN AMERICAN VALUE FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN AMERICAN VALUE FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                          VAN KAMPEN ASIAN GROWTH FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN ASIAN GROWTH FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.

11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                      VAN KAMPEN EMERGING MARKETS DEBT FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN EMERGING MARKETS DEBT FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                        VAN KAMPEN EMERGING MARKETS FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN EMERGING MARKETS FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                          VAN KAMPEN EQUITY GROWTH FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN EQUITY GROWTH FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                         VAN KAMPEN EUROPEAN EQUITY FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN EUROPEAN EQUITY FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                          VAN KAMPEN FOCUS EQUITY FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN FOCUS EQUITY FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                          VAN KAMPEN GLOBAL EQUITY FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN GLOBAL EQUITY FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                       VAN KAMPEN GLOBAL FIXED INCOME FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN GLOBAL FIXED INCOME FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                        VAN KAMPEN GLOBAL FRANCHISE FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN GLOBAL FRANCHISE FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                       VAN KAMPEN GROWTH & INCOME FUND II

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN GROWTH & INCOME FUND II (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                    VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN INTERNATIONAL MAGNUM FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                         VAN KAMPEN JAPANESE EQUITY FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN JAPANESE EQUITY FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                         VAN KAMPEN LATIN AMERICAN FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN LATIN AMERICAN FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                         VAN KAMPEN MID CAP GROWTH FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN MID CAP GROWTH FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                              VAN KAMPEN VALUE FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN VALUE FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.

                         VAN KAMPEN WORLDWIDE HIGH FUND

                                  SERVICE PLAN



         The plan set forth below (the "Service Plan") for the VAN KAMPEN WORLDWIDE HIGH INCOME FUND (the "Fund"), a series of the Van Kampen Series Fund, Inc. (the "Series") describes the material terms and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares") The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares in connection with financing distribution related activities. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into selling agreements (the "Selling Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement the Distribution Agreement, the Distribution Plan and this Service Plan.

1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any person who sells such Shares and provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each
--------------------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Selling Agreement with the Distributor.

6. The Fund hereby authorizes the Distributor to enter into Selling Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Selling Agreement, such agreement shall be approved by a majority of the Board of Directors of the Series and a majority of the Disinterested Directors (within the meaning of the 1940 Act) by a vote cast in person at a meeting called for the purpose of voting on such Selling Agreements. Such Selling Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

7. Subject to the provisions of this Service Agreement, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Agreement and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Distribution Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.




11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in Rule 12b-1 under the 1940 Act, the rules and regulations thereunder or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. shall not be deemed to be material amendments.

         The Directors of the Series have adopted this Service Plan as Directors under the Articles of Incorporation of the Series and the policies of the Series adopted hereby are not binding upon any of the Directors or shareholders of the Series individually, but bind only the corporation.


                                       3